SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)        January 14, 1998
                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



     Florida                          1-12298                   59-3191743
(State or other jurisdiction        Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                    32202
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:             (904)-356-7000



                            Not Applicable
             (Former name or former address, if changed since last report)

ITEM 5.                       OTHER EVENTS
Regency Realty Corporation, through its wholly owned subsidiaries (together the "Company") acquired five shopping centers (the "1998 Acquisition Properties"), in addition to the Midland Properties described below, during the months of January through June 1998. The individual or the aggregate purchase price of these acquisitions, as provided below, did not individually exceed 10% of the Company's total assets. The acquisitions were made pursuant to separate purchase agreements, the sellers of which are unrelated to the Company. All of the properties currently operate as neighborhood retail shopping centers, and will continue as such. The purchase price of each shopping center was funded from the Company's revolving line of credit with Wells Fargo Realty Advisors Funding, Inc.

The factors considered by the Company in determining the price to be paid for the shopping centers included historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the properties acquired.

The following summarizes the 1998 Acquisition Properties:



        Property              Purchase        Acquisition                                            Occupancy at
          Name                  Price            Date            GLA            City/State           Acquisition

Delk Spectrum              $13,987,236          1-14-98        100,880     Marietta, GA                 100.0%
Bloomingdale               $18,096,719          2-11-98        267,935     Brandon, FL                   98.0%
Silverlake                 $ 9,283,350           6-3-98        100,500     Erlanger, KY                  91.2%
Highland Square            $12,501,000          6-17-98        226,682     Jacksonville, FL              90.0%
Shoppes @ 104              $12,189,650          6-19-98        108,435     Miami, FL                     94.0%
                           ===========                        ========
Total                      $66,057,955                         804,432
                           ===========                        ========



In January 1998, the Company entered into an agreement to acquire shopping centers from various entities comprising the Midland Group consisting of 21 shopping centers plus 11 shopping centers under development. The Company acquired 13 of the Midland shopping centers during March 1998 containing 1.3 million square feet for approximately $111.0 million. Those shopping centers are included in the Company's March 31, 1998 balance sheet. Subsequent to March 31, 1998, the Company has acquired or will acquire six additional shopping centers for $56.1 million and during July and August 1998, expects to acquire an additional three properties under development for $41.3 million. In addition, during 1998, the Company expects to pay $4.6 million in additional costs related to joint venture investments and other transaction costs related to acquiring the various shopping centers from Midland, and during 1999 and 2000 expects to pay contingent consideration of $23.0 million.

The Company previously filed Form 8-K dated January 12, 1998 that summarized the transaction and provided 1996 audited financial statements of the Midland
Properties. The enclosed pro forma financial statements for the year ended December 31, 1997 include the Midland shopping centers and their related audited financial statements for the year then ended.

In June 1998, the Company, through an operating partnership in which it is the general partner, sold $80 million of 8.125% Series A Cumulative Redeemable Preferred Units to an institutional investor in a private placement. The enclosed pro forma financial statements include the net proceeds from the offering.

In December 1997, the Company sold one office building for $2.6 million and recognized a gain on the sale of $451,000. During the first quarter of 1998, the Company sold three office buildings and a parcel of land for $26.7 million, and recognized a gain on the sale of $9.3 million. The enclosed pro forma financial statements include adjustments to reflect the reversal of the revenues and expenses from the office buildings generated during 1997 and 1998, including the gains on the sale of the office buildings as if the sales had been completed on January 1, 1997.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A.       Financial Statements

          (a)     DELK SPECTRUM SHOPPING CENTER
                  Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1997.

         (b)      BLOOMINGDALE SQUARE
                  Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1997.

         (c)      MIDLAND PROPERTIES
                  Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1997.

         (d)      HIGHLAND SQUARE SHOPPING CENTER
                  Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1997.

         (e)      SILVERLAKE SHOPPING CENTER
                  Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1997.

B.       Pro Forma Financial Information

         (a)      REGENCY REALTY CORPORATION

                  Pro Forma Consolidated Balance Sheet, March 31, 1998 (unaudited).

                  Pro Forma Consolidated Statements of Operations for the Three-Month Period ended March 31, 1998 and the Year ended December 31, 1997 (unaudited).

C.       Exhibits:

10.      Material Contracts

* (a) Contribution Agreement dated November 3, 1997, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Cobb-Powers Ferry/Southside Associates, L.P. as seller relating to the acquisition of Delk Spectrum Shopping Center.

*        (b)      Purchase and Sale Agreement  dated October 7, 1997,  between
                  RRC Acquisitions,Inc., a wholly-owned subsidiary of the Company as purchaser and Bloomingdale Associates, Ltd. as seller relating to the acquisition of Bloomingdale Square.

         (c) Purchase and Sale Agreement dated April 4, 1998, between RRC Acquisitions Two, Inc., a wholly-owned subsidiary of the Company as purchaser and Silverlake Development Co., Ltd. as seller relating to the acquisition of Silverlake Shopping Center.

         (d) Purchase and Sale Agreement dated February 24, 1998, between RRC Acquisitions, Inc., a wholly owned subsidiary of the Company as purchaser and Ricardo Pines, Pines Highland Square Associates, Ltd., and Pines Group, Inc. as seller relating to the acquisition of Highland Square Shopping Center.

         (e) Purchase and Sale Agreement dated March 20, 1998, between RRC Acquisitions Two, Inc., a wholly owned subsidiary of the Company as purchaser and Nationwide Life Insurance Company as seller relating to the acquisition of Shoppes @ 104.

23.      Consent of KPMG Peat Marwick LLP

*        Incorporated by reference to Form 10-Q filed May 15, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   REGENCY REALTY CORPORATION
                                                   (registrant)



July 20, 1998                           By: /s/    J. Christian Leavitt
                                                  ----------------------------
                                                   J. Christian Leavitt
                                                   Vice President and Treasurer

                     Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Delk Spectrum Shopping Center for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Delk Spectrum Shopping Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Delk Spectrum Shopping Center revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Delk Spectrum Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                   KPMG Peat Marwick LLP

Jacksonville, Florida
May 15, 1998

                          DELK SPECTRUM SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997





Revenues:
    Minimum rent                                           $     1,355,213
    Recoveries from tenants                                        144,801
    Percentage rent                                                 10,296
                                                             -------------
        Total revenues                                           1,510,310

Operating expenses:
    Real estate taxes                                               87,763
    Operating and maintenance                                       57,295
    Management fees                                                 33,966
    General and administrative                                      12,231
                                                             -------------
        Total expenses                                             191,255

        Revenues in excess of certain expenses             $     1,319,055
                                                             =============

See accompanying notes to statement of revenues and certain expenses.

                          DELK SPECTRUM SHOPPING CENTER

                     Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 100,880 square foot shopping center (the "Property") located in Marietta, Georgia.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1997, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.    Related Party Transaction

      During the year, management fees of $33,966 were paid to a property manager which is a related entity of the Property. The Property pays management fees of 2.5% of total income reported on the cash basis.


3.    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          DELK SPECTRUM SHOPPING CENTER

                     Notes to Statement of Revenues and Certain Expenses






4.    Operating Leases

      For the year ended December 31, 1997, the following tenants paid minimum rent which exceeded 10% of the total minimum rent earned by the Property:


                                                                    Minimum
                              Tenant                               Rent Paid

                  A&P Food Stores                                $   431,952
                  Blockbuster Video                                  149,316
                  Outback Steakhouse, of Georgia - I, L.P.           136,032


      The Property is leased to tenants under operating leases with expiration dates extending to the year 2016. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,           Amount

                               1998                  $  1,322,718
                               1999                     1,280,486
                               2000                     1,250,745
                               2001                     1,112,330
                               2002                       724,383

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Bloomingdale Square was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Bloomingdale Square revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Bloomingdale Square for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                   KPMG Peat Marwick LLP

Jacksonville, Florida
May 13, 1998

                               BLOOMINGDALE SQUARE

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997





Revenues:
    Minimum rent                                             $     1,862,950
    Recoveries from tenants                                          458,560
    Percentage rent                                                   42,746
                                                               -------------
        Total revenues                                             2,364,256

Operating expenses:
    Operating and maintenance                                        214,721
    Real estate taxes                                                209,525
    Management fees                                                   93,803
    General and administrative                                        90,227
                                                               -------------
        Total expenses                                               608,276

        Revenues in excess of certain expenses               $     1,755,980
                                                               =============










See accompanying notes to statement of revenues and certain expenses.

                               BLOOMINGDALE SQUARE

                     Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 267,935 square foot shopping center (the "Property") located in Brandon, Florida.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1997, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               BLOOMINGDALE SQUARE

                     Notes to Statement of Revenues and Certain Expenses






3.    Operating Leases

      For the year ended December 31, 1997, the following tenants paid minimum rent which exceeded 10% of the total minimum rent earned by the Property:


                                                                Minimum
                                 Tenant                        Rent Paid

                      Wal-Mart                              $   405,550
                      Publix                                    208,924
                      Beall's Department Stores                 185,250


      The Property is leased to tenants under operating leases with expiration dates extending to the year 2006. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,         Amount

                               1998                $  1,885,581
                               1999                   1,805,590
                               2000                   1,580,180
                               2001                   1,397,825
                               2002                   1,149,187

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of the Midland Properties for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Midland Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the properties. The presentation is not intended to be a complete presentation of the Midland Properties revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of the Midland Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                         KPMG Peat Marwick LLP




Jacksonville, Florida
July 8, 1998

                               MIDLAND PROPERTIES

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997





Revenues:
     Minimum rent                                            $       16,468,353
     Recoveries from tenants                                          2,239,717
     Percentage rent                                                     14,118
                                                               ----------------
         Total revenues                                              18,722,188

Operating expenses:
     Operating and maintenance                                        1,193,921
     Management fees                                                    554,670
     Real estate taxes                                                1,635,129
     General and administrative                                         486,452
                                                               ----------------
         Total expenses                                               3,870,172

         Revenues in excess of certain expenses              $       14,852,016
                                                               ================


See accompanying notes to statement of revenues and certain expenses.

                               MIDLAND PROPERTIES

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.     Basis of Presentation

       The statement of revenues and certain expenses combines the operations of the following 19 shopping centers (Midland Properties), in which Midland Development Group, Inc., or one of its affiliated entities, is the general partner:

                                                                  Square
            Property Name                    Location              Feet

         Beckett Commons                  West Chester, OH         80,434
         Bent Tree Plaza                  Raleigh, NC              79,503
         Brookville Plaza                 Lynchburg, VA            63,664
         Cherry Grove Plaza               Cincinnati, OH          186,040
         East Point Crossing              Columbus, OH             86,520
         Evans Crossing                   Evans, GA                76,580
         Franklin Shopping Centers        Franklin, KY            205,060
         Hamilton Meadows                 Hamilton, OH            126,251
         Lake Pine Plaza                  Raleigh, NC              87,690
         Lake Shores Plaza                Detroit, MI              85,478
         Kernersville Plaza               Kernersville, NC         72,590
         North Gate Plaza                 Columbus, OH             85,100
         Maynard Crossing                 Raleigh, NC             122,813
         Shoppes at Mason                 Cincinnati, OH           80,880
         St. Ann Square                   St. Ann, MO              82,498
         Statler Square                   Staunton, VA            133,660
         West Chester Plaza               Westchester, OH          88,181
         Windmiller Farms                 Columbus, OH            119,192
         Worthington Park Centre          Worthington, OH          93,092


       This financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

       Subsequent to December 31, 1997, the Midland Properties were acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Midland Properties will be included in the consolidated financial statements of RRC beginning at the acquisition date.

                               MIDLAND PROPERTIES

               Notes to Statement of Revenues and Certain Expenses






1.     Basis of Presentation, continued

       The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Midland Properties, have been excluded. RRC is not aware of any material factors relating to the Midland Properties that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Midland Properties have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.     Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     Operating Leases

       For the year ended December 31, 1997, Kroger Supermarkets, an anchor tenant in all 19 of the shopping centers, paid minimum rent of $8,363,436, which exceeded 10% of the total minimum rent earned by all the Midland Properties.

       The Midland Properties are leased to tenants under operating leases with expiration dates extending to the year 2022. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                           Year ending December 31,               Amount

                                      1998                $      17,280,288
                                      1999                       16,587,478
                                      2000                       15,311,669
                                      2001                       14,285,341
                                      2002                       12,150,739

                               MIDLAND PROPERTIES

               Notes to Statement of Revenues and Certain Expenses






4.     Related Party Transactions

       Midland Development Group, Inc., serves as managing agent for the Midland Properties and receives a management fee of approximately 4% of minimum and percentage rent, as adjusted and defined, which amounted to $554,670 for the year ended December 31, 1997.

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Highland Square Shopping Center for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Highland Square Shopping Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Highland Square Shopping Center revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Highland Square Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                          KPMG Peat Marwick LLP

Jacksonville, Florida
July 1, 1998

                         HIGHLAND SQUARE SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




Revenues:
     Minimum rent                                      $      1,122,221
     Recoveries from tenants                                    187,529
     Percentage rent                                            111,154
                                                          -------------
         Total revenues                                       1,420,904

Operating expenses:
     Real estate taxes                                          171,358
     Operating and maintenance                                   98,963
     General and administrative                                  76,051
     Management fees                                             54,111
                                                          -------------
         Total expenses                                         400,483

         Revenues in excess of certain expenses        $      1,020,421
                                                          =============


See accompanying notes to statement of revenues and certain expenses.

                         HIGHLAND SQUARE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.     Basis of Presentation

       The statement of revenues and certain expenses relates to the operation of a 226,682 square foot shopping center (the "Property") located in Jacksonville, Florida.

       The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

       Subsequent to December 31, 1997, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

       The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.     Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         HIGHLAND SQUARE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses






3.     Operating Leases

       For the year ended December 31, 1997, one tenant, Winn Dixie Stores, Inc. paid minimum rent of $223,000 which exceeded 10% of the total minimum rent earned by the Property.

       The Property is leased to tenants under operating leases with expiration dates extending to the year 2014. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                           Year ending December 31,                 Amount

                                      1998                    $  1,052,126
                                      1999                         878,359
                                      2000                         659,175
                                      2001                         427,187
                                      2002                         334,822


4.     Related Party Transactions

       Pines Group, Inc., a related party through common general partners, serves as managing agent for Highland Square Shopping Center and receives a management fee of approximately 4% of total revenues which amounted to $54,111 for the year ended December 31, 1997.

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Silverlake Shopping Center for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Silverlake Shopping Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Silverlake Shopping Center revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Silverlake Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                         KPMG Peat Marwick LLP

Jacksonville, Florida
June 30, 1998

                           SILVERLAKE SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




Revenues:
     Minimum rent                                            $     819,303
     Recoveries from tenants                                       142,294
                                                               -----------
         Total revenues                                            961,597

Operating expenses:
     Operating and maintenance                                      84,650
     Real estate taxes                                              85,302
     Management fees                                                11,043
     General and administrative                                     31,995
                                                               -----------
         Total expenses                                            212,990

         Revenues in excess of certain expenses              $     748,607
                                                               ===========

See accompanying notes to statement of revenues and certain expenses.

                           SILVERLAKE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.     Basis of Presentation

       The statement of revenues and certain expenses relates to the operation of a 100,500 square foot shopping center (the "Property") located in Erlanger, KY.

       The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

       Subsequent to December 31, 1997, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

       The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.     Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           SILVERLAKE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses






3.     Operating Leases

       For the year ended December 31, 1997, one tenant, Kroger Supermarkets, paid minimum rent of $466,104 which exceeded 10% of the total minimum rent earned by the Property.

       The Property is leased to tenants under operating leases with expiration dates extending to the year 2014. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                           Year ending December 31,                  Amount

                                      1998                      $     826,061
                                      1999                            711,620
                                      2000                            671,534
                                      2001                            568,221
                                      2002                            526,588
                                                                  ===========


4.     Related Party Transactions

       Oakley Properties, Inc., an affiliated entity through common general partners, serves as the managing agent for the Property and received management fees of $11,043 for the year ended December 31, 1997.

                                   Regency Realty Corporation
                   Pro Forma Condensed Consolidated Financial Statements




 The following unaudited pro forma condensed consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of March 31, 1998 as if the Company had completed the acquisition of all the Midland Properties and the 1998 Acquisition Properties as of that date. The following unaudited pro forma consolidated statements of operations of the Company are based upon the historical consolidated statements of operations for the three-month period ended March 31, 1998 and the year ended December 31, 1997. These statements are presented as if the Company had acquired the 1998 Acquisition Properties and 13 other properties acquired during 1997 (together the "Acquisition Properties"), as well as the Branch Properties and the Midland Properties as of January 1, 1997. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's annual report filed on Form 10-K for the year ended December 31, 1997, and Form 10-Q for the period ended March 31, 1998.

 The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of the Company would have been at March 31, 1998 or December 31, 1997 assuming the transactions had been completed as set forth above, nor does it purport to represent the financial position or results of operations of the Company in future periods.


                                                                       Midland         Other
                                                        Historical    Properties      Adjustments         Pro Forma
                                                                          (a)

                    Assets
 Real estate investments, at cost                        $ 950,050      $ 56,100       $ 33,974  (b)    $ 1,040,124
 Construction in progress                                   40,765             -              -              40,765
      Less: accumulated depreciation                        40,833             -              -              40,833
                                                       ------------  ------------   ------------        ------------
          Real estate rental property, net                 949,982        56,100         33,974           1,040,056
                                                       ------------  ------------   ------------        ------------

 Investments in real estate partnerships                       992             -              -                 992
                                                       ------------  ------------   ------------        ------------
      Net real estate investments                          950,974        56,100         33,974           1,041,048
                                                       ------------  ------------   ------------        ------------

 Cash and cash equivalents                                  16,707             -              -              16,707
 Tenant receivables, net of allowance for
      uncollectible accounts                                 9,788             -              -               9,788
 Deferred costs, less accumulated amortization               4,532             -              -               4,532
 Other assets                                                3,981             -              -               3,981
                                                       ============  ============   ============        ============
          Total Assets                                   $ 985,982      $ 56,100       $ 33,974         $ 1,076,056
                                                       ============  ============   ============        ============

     Liabilities and Stockholders' Equity
 Mortgage loans payable                                  $ 305,531      $ 31,732      $ (25,774)(c)     $   311,489
 Acquisition and development line of credit                 90,231        24,368        (18,652)(b)(c)       95,947
                                                       ------------  ------------   ------------         -----------
      Total debt                                           395,762        56,100        (44,426)            407,436

 Tenant's security and escrow deposits                       2,562             -              -               2,562
 Accounts payable & other liabilities                       11,911             -              -              11,911
                                                       ------------  ------------   ------------        ------------
      Total liabilities                                    410,235        56,100        (44,426)            421,909
                                                       ------------  ------------   ------------        ------------

 Redeemable partnership units                               28,106             -              -              28,106
 Preferred partnership units                                     -             -         78,400  (c)         78,400
 Limited partners' interest in
   consolidated partnerships                                 7,414             -              -               7,414
                                                       ------------  ------------   ------------        ------------

                                                            35,520             -         78,400             113,920
                                                       ------------  ------------   ------------        ------------

 Common stock and additional paid in capital               553,187             -              -             553,187
 Distributions in excess of net income                     (12,960)            -              -             (12,960)
                                                       ------------  ------------   ------------        ------------
      Total stockholders' equity                           540,227             -              -             540,227
                                                       ------------  ------------   ------------        ------------

          Total liabilities and stockholders' equity     $ 985,982      $ 56,100       $ 33,974         $ 1,076,056
                                                       ============  ============   ============        ============




 See accompanying notes to pro forma condensed consolidated balance sheet.

                                    Regency Realty Corporation
                     Notes to Pro Forma Condensed Consolidated Balance Sheet
                                       March 31, 1998
                                         (Unaudited)
                                        (In thousands)

(a)  Acquisitions of Shopping Centers:

     In January 1998, the Company entered into an agreement to acquire shopping centers from various entities comprising the Midland Group consisting of 21 shopping centers plus 11 shopping centers under development. The Company acquired 13 of the Midland shopping centers during March 1998 containing
     1.3 million square feet for approximately $111.0 million. Those shopping centers are included in the Company's March 31, 1998 balance sheet. Subsequent to March 31, 1998, the Company has acquired or will acquire six additional shopping centers for $56.1 million and during July and August 1998, expects to acquire an additional three properties under development for $41.3 million. In addition, during 1998, the Company expects to pay $4.6 million in additional costs related to joint venture investments and other transaction costs related to acquiring the various shopping centers from Midland, and during 1999 and 2000 expects to pay contingent consideration of $23.0 million. The following table sets forth the aggregate purchase price for East Point, Maxtown, Worthington, Franklin Square, St. Ann Square and Windmiller, which have been or will be acquired subsequent to March 31, 1998.

                                                            Purchase
                                                             Price
                                                          -------------
         East Point                                     $        8,215
         Maxtown                                                 7,712
         Worthington                                            10,691
         Franklin Square                                        11,375
         St. Ann Square                                          6,653
         Windmiller                                             11,454
                                                          =============
                                                        $       56,100
                                                          =============

     The following table represents the properties under development which the Company expects to acquire from Midland upon completion of construction during 1998. These properties are not included in these pro forma condensed consolidated financial statements.
                                  Expected
                                 Acquisition      Purchase
                                    Date           Price
                                --------------  -------------
         Garner Festival           July-98    $       20,571
         Nashboro                  July-98             7,260
         Crooked Creek            August-98           13,471
                                                =============
                                              $       41,302
                                                =============


(b) Represents the aggregate purchase price for Silverlake Shopping Center, Highlands Square Shopping Center and Shoppes @ 104. The other Acquisition Properties were acquired prior to March 31, 1998 and are therefore included in the Company's March 31, 1998 balance sheet.

                                                 Acquisition      Purchase
                                                    Date           Price
                                                --------------  -------------
         Silverlake Shopping Center              June 3, 1998  $       9,283
         Highland Square Shopping Center        June 17, 1998         12,501
         Shoppes @ 104                          June 19, 1998         12,190
                                                                =============
                                                              $       33,974
                                                                =============

(c) Represents the proceeds from the offering of cumulative redeemable preferred units completed in June 1998, less estimated offering costs of 2%. At closing, the Company used the net proceeds from the offering, approximately $78.4 million, for the repayment of existing mortgage loans ($25.8 million) and the repayment of balances on the Line ($52.6 million).

                                        Regency Realty Corporation
                            Pro Forma Consolidated Statements of Operations
                         For the Three Month Period Ended March 31, 1998
                                and the Year Ended December 31, 1997
                                           (Unaudited)
                           (In thousands, except unit and per unit data)


                                                                 For the Three Month Period Ended March 31, 1998
                                                                      Midland       Acquisition      Other
                                                       Historical    Properties     Properties      Adjustments   Pro Forma
                                                                        (e)             (f)

Revenues:
      Minimum rent                                        $ 22,255     $ 3,332         $ 1,064     $    (697) (j) $ 25,954
      Percentage rent                                        1,103           -              32            (8) (j)     1,127
      Recoveries from tenants                                4,821         410             208           (67) (j)     5,372
      Management, leasing and brokerage fees                 2,504           -               -             -          2,504
      Equity in income of investments in
        real estate partnerships                                 1           -               -             -              1
                                                           -------     -------         -------       --------       -------
                                                            30,684       3,742           1,304          (772)        34,958
                                                           -------     -------         -------       --------       -------
Operating expenses:
      Depreciation & amortization                            5,456         676  (g)        280  (g)     (453) (j)     5,959
      Operating and maintenance                              4,116         228             109          (122) (j)     4,331
      General and administrative                             3,433         180              81           (25) (j)     3,669
      Real estate taxes                                      2,789         385             131           (81) (j)     3,224
                                                           -------     -------         -------       --------       -------
                                                            15,794       1,469             601          (681)        17,183
                                                           -------     -------         -------       --------       -------
 Interest expense (income):
      Interest expense                                       5,215       2,058  (h)        712  (i)   (1,799) (k)     6,186
      Interest income                                         (335)          -               -             -           (335)
                                                           -------     -------         -------       --------       -------
                                                             4,880       2,058             712        (1,799)         5,851
                                                           -------     -------         -------       --------       -------
      Income before minority interest
         and gain on sale of real
         estate investments                                 10,010         215              (9)        1,708         11,924

 Gain on sale of real estate investments                    10,237           -               -        (9,336) (j)       901
 Minority interest                                            (691)         (9)              -             4           (696)
                                                            -------     -------         -------       --------       -------
      Net income                                            19,556         206             (9)       (7,624)         12,129
                                                            -------     -------         -------       --------       -------
 Preferred distributions                                                     -               -       (1,625) (l)     (1,625)
                                                            -------     -------         -------       --------       -------

      Net income for common stockholders                  $ 19,556     $   206         $   (9)     $ (9,249)      $  10,504
                                                          ========     =======         ========     =========      ========



 Net income per share (note (m)):
      Basic                                               $   0.74                                                $    0.37
                                                          ========                                                =========
      Diluted                                             $   0.69                                                $    0.37
                                                          ========                                                =========


 See accompanying notes to pro forma consolidated statements of operations.

                           Regency Realty Corporation
                 Pro Forma Consolidated Statements of Operations
                 For the Three Month Period Ended March 31, 1998
                      and the Year Ended December 31, 1997
                                   (Unaudited)
                  (In thousands, except unit and per unit data)


                                                                          For the Year Ended December 31, 1997
                                                              Branch        Midland       Acquisition         Other
                                              Historical    Properties    Properties      Properties        Adjustments   Pro Forma
                                                                 (d)           (e)             (f)

Revenues:
 Minimum rent                                    $ 70,103       $ 3,596        16,482         14,452        (4,136) (j)  $ 100,497
 Percentage rent                                    2,151           167             0            299             -           2,617
 Recoveries from tenants                           16,601           751         2,240          3,136          (548) (j)     22,180
 Management, leasing and brokerage fees             8,448         1,060             0              0             -           9,508
 Equity in income of investments
  in real estate partnerships                          33             -             0              0             -              33
                                              ------------  ------------  ------------    -----------    ----------      ----------
                                                   97,336         5,574        18,722         17,887        (4,684)        134,835
                                              ------------  ------------  ------------    -----------    ----------      ----------
Operating expenses:
 Depreciation & amortization                       16,303           972         2,994 (g)      3,458 (g)      (855) (j)     22,872
 Operating and maintenance                         14,213           595         1,194          1,999        (1,260) (j)     16,741
 General and administrative                         9,964           683         1,042            931           (49) (j)     12,571
 Real estate taxes                                  8,692           404         1,635          1,922          (447) (j)     12,206
                                              ------------  ------------  ------------    -----------    ----------      ----------
                                                   49,172         2,654         6,865          8,310        (2,611)         64,390
                                              ------------  ------------  ------------    -----------    ----------      ----------
 Interest expense (income):
 Interest expense                                  19,667         1,517        10,353 (h)      9,765 (i)    (7,196) (k)     34,106
 Interest income                                   (1,000)          (33)            0              0             -          (1,033)
                                              ------------  ------------  ------------    -----------    ----------      ----------
                                                   18,667         1,484        10,353          9,765        (7,196)         33,073
                                              ------------  ------------  ------------    -----------    ----------      ----------

 Income before minority interest
   and gain on sale of real
    estate investments                             29,497         1,436         1,504           (188)        5,123          37,372

 Gain on sale of real estate investments              451             -             0              0          (451) (j)        -
 Minority interest                                 (2,547)        1,010           (38)             5            52          (1,518)
                                              ------------  ------------  ------------    -----------    ----------      ----------
              Net income                           27,401         2,446         1,466           (183)        4,724          35,854

 Preferred distributions                                -             -             0              0        (6,500) (l)     (6,500)

                                              ============  ============  ============    ===========    ==========      ==========
 Net income for common stockholders              $ 27,401       $ 2,446         1,466           (183)     $ (1,776)       $ 29,354
                                              ============  ============  ============    ===========    ==========      ==========

 Net income per share (note (m)):
              Basic                                $ 1.28                                                                     1.39
                                              ============                                                               =========

              Diluted                              $ 1.23                                                                     1.28
                                              ============                                                               =========



 See accompanying notes to pro forma consolidated statements of operations.

                               Regency Realty Corporation
                 Notes to Pro Forma Consolidated Statements of Operations
                       For  the Three Month Period Ended March 31,
                      1998 and the Year ended  December  31, 1997
                                     (Unaudited)
                     (In thousands, except unit and per unit data)

(d) Reflects pro forma results of operations for the Branch Properties for the period from January 1, 1997 to March 7, 1997 (acquisition date).

(e) Reflects revenues and certain expenses for the Midland Properties for the period from January 1, 1998 to the earlier of the respective acquisition date of the property or March 31, 1998 and for the year ended December 31, 1997.

                                                    For the period from January 1, 1998 to the Acquisition Date

         Property               Acquisition   Minimum   Recoveries      Operating and     Real             General and
           Name                   Date        Rent       from Tenants    Maintenance   Estate Taxes       Administrative
                                ---------   ---------   --------------  ------------- -------------       ---------------

         Windmiller Farms        Jul-98    $     289    $       45     $      17       $        36     $              16
         Franklin Square        4/29/98          303            19            27                25                    13
         St. Ann Square         4/17/98          184             3            17                 -                     5
         East Point Crossing    4/29/98          223            19            15                46                     8
         North Gate Plaza       4/29/98          181            51            12                46                    22
         Worthington Park       4/29/98          227            74            17                61                     7
         Beckett Commons         3/1/98          113             7             6                14                     4
         Cherry Grove Plaza      3/1/98          239            11            13                22                    21
         Bent Tree Plaza         3/1/98          137            11             7                59                     8
         West Chester Plaza      3/1/98          130            12            13                42                     7
         Brookville Plaza        3/1/98           95             5             5                 -                     4
         Lake Shores Plaza       3/1/98          123            10             5                 -                     6
         Evans Crossing          3/1/98          116             4             5                 -                     6
         Statler Square          3/1/98          164            15            13                 1                     8
         Kernersville Plaza      3/1/98          120             4             8                 -                     8
         Maynard Crossing        3/1/98          272            38            13                 -                    15
         Shoppes at Mason        3/1/98          116            27            15                33                     6
         Lake Pine Plaza         3/1/98          152            13            10                 -                     9
         Hamilton Meadows        3/1/98          148            42            10                 -                     7
                                            =========   ===========    ==========      ============       ===============
                                           $   3,332    $      410     $     228       $       385     $             180
                                            =========   ===========    ==========      ============       ===============

                                                                For the year ended December 31, 1997

         Property               Acquisition   Minimum   Recoveries      Operating and     Real             General and
           Name                   Date        Rent       from Tenants    Maintenance   Estate Taxes       Administrative
                                ---------   ---------   -------------------------------------------       ---------------

         Windmiller Farms        Jul-98    $   1,157   $       181     $      69     $         143     $              64
         Franklin Square        4/29/98        1,270           171           158                94                    98
         St. Ann Square         4/17/98          741           149            60               119                    42
         East Point Crossing    4/29/98          821           159            50               107                    51
         North Gate Plaza       4/29/98          718           100            56                84                    32
         Worthington Park       4/29/98          862           208            67               124                    59
         Beckett Commons         3/1/98          687           140            38                83                    47
         Cherry Grove Plaza      3/1/98        1,445           175            85               131                   105
         Bent Tree Plaza         3/1/98          786           130            64                59                    48
         West Chester Plaza      3/1/98          807            70            72                84                    45
         Brookville Plaza        3/1/98          571            42            34                50                    30
         Lake Shores Plaza       3/1/98          759           156            55                96                    32
         Evans Crossing          3/1/98          613            84            34                50                    33
         Statler Square          3/1/98          913            76            43                54                    60
         Kernersville Plaza      3/1/98          605            58            29                51                    33
         Maynard Crossing        3/1/98        1,367           133            78                95                   104
         Shoppes at Mason        3/1/98          644            56            61                65                    38
         Lake Pine Plaza         3/1/98          827            93            54                51                    46
         Hamilton Meadows        3/1/98          889            59            87                95                    75
                                            =========   ===========    ==========      ============       ===============
                                           $  16,482   $     2,240     $   1,194     $       1,635     $           1,042
                                            =========   ===========    ==========      ============       ===============

(f) Reflects revenue and certain expenses of the Acquisition Properties for the periods from January 1, 1998 and 1997 to the respective acquisition date of the property.

                                             For the period from January 1, 1998 to the Acquisition Date

  Property               Acquisition   Minimum   Percentage     Recoveries        Operating and         Real         General and
    Name                   Date        Rent         Rent         from Tenants     Maintenance         Estate Taxes   Administrative
    ----                ---------   ---------   -----------    ------------      -------------       ---------------  -----------


  Delk Spectrum          1/14/98   $       48    $        -    $        5        $        2        $            3            2
  Bloomingdale Square    2/11/98          209             5            52                24                    23           21
  Silverlake              6/3/98          202             -            35                21                    21           11
  Highland Square        6/17/98          277            27            46                24                    42           32
  Shoppes @104           6/19/98          328             -            70                38                    42           15
                                     =========   ===========    ==========       ============       ===============  ===========
                                   $     1,064   $       32    $      208        $      109        $          131           81
                                     =========   ===========    ==========       ============       ===============  ===========



                                             For the period from January 1, 1997 to the Acquisition Date

  Property               Acquisition   Minimum   Percentage     Recoveries        Operating and          Real        General and
    Name                   Date        Rent         Rent         from Tenants      Maintenance        Estate Taxes   Administrative
    ----                 ---------   ---------   -----------    --------------    ------------      ---------------  -----------


  Oakley Plaza           3/14/97    $     142    $        -     $      14       $        13       $            13   $        8
  Mariner's Village      3/25/97          185             6            37                45                    33            7
  Carmel Commons         3/28/97          297            11            63                38                    35           22
  Mainstreet Square      4/15/97          193             -            34                42                    30           15
  East Port Plaza        4/25/97          543             -           107                96                    65           33
  Hyde Park Plaza         6/6/97        1,702           118           339               144                   265           84
  Rivermont Station      6/30/97          642             -           124                65                    56           34
  Lovejoy Station        6/30/97          306             -            63                36                    29            9
  Tamiami Trails         7/10/97          508             -           163               124                    66           30
  Garden Square          9/19/97          671             -           232               144                    99           50
  Kingsdale S.C.        10/10/97        1,334             -           300               325                   221           75
  Boynton Lakes Plaza    12/1/97        1,159             -           391               267                   250           80
  Pinetree Plaza        12/23/97          279             -            51                50                    37           21
  Delk Spectrum          1/14/98        1,355            10           145                57                    88           46
  Bloomingdale Square    2/11/98        1,863            43           459               215                   209          184
  Silverlake              6/3/98          819             -           142                85                    85           43
  Highland Square        6/17/98        1,122           111           187                99                   171          130
  Shoppes @104           6/19/98        1,332             -           285               154                   170           60
                                     =========   ===========    ==========      ============       ===============  ===========
                                    $  14,452    $      299     $   3,136      $      1,999      $          1,922   $      931
                                     =========   ===========    ==========      ============       ===============  ===========


(g) Depreciation expense is based on the estimated useful life of the properties acquired. For properties under construction, depreciation expense is calculated from the date the property is placed in service through the end of the period. In addition, the three month period ended March 31, 1998 and year ended December 31, 1997 calculations reflect depreciation expense on the properties from January 1, 1997 to the earlier of the respective acquisition date of the property or March 31, 1998.


                                                          For the period from January 1, 1998 to the Acquisition Date

         Property                                        Building and   Year Building                      Depreciation
           Name                                          Improvements  Built/Renovated Useful Life          Adjustment
                                                        -------------  --------------  ------------       ---------------
         Delk Spectrum                                    $ 10,417       1991              34           $             11
         Bloomingdale Square                                13,189       1987              30                         49
         Silverlake Shopping Center                          7,584       1988              31                         60
         Highland Square                                     9,049       1960              20                        112
         Shoppes @104                                        6,439       1990              33                         48
                                                                                                          ===============
            Acquisition Properties pro forma
               depreciation adjustment                                                                  $            280
                                                                                                          ===============


         Midland Properties                               $  131,065     Ranging from      Ranging from
                                                                         1986 to 1996      29 to 40     $            676
                                                                                                          ===============



                                                          For the period from January 1, 1997 to the Acquisition Date

         Property                                        Building and   Year Building                      Depreciation
           Name                                          Improvements  Built/Renovated  Useful Life          Adjustment
                                                        -------------  ---------------- ----------       ---------------
         Oakley Plaza                                     $  6,428       1988              31            $            41
         Mariner's Village                                   5,979       1986              29                         47
         Carmel Commons                                      9,335       1979              22                        101
         Mainstreet Square                                   4,581       1988              31                         43
         East Port Plaza                                     8,179       1991              34                         76
         Hyde Park Plaza                                    33,734       1995              38                        382
         Rivermont Station                                   9,548       1996              39                        121
         Lovejoy Station                                     5,560       1995              38                         73
         Tamiami Trails                                      7,598       1987              30                        133
         Garden Square                                       7,151       1991              34                        151
         Kingsdale Shopping Center                          10,023       1959              27                        288
         Boynton Lakes Plaza                                 9,618       1993              36                        244
         Pinetree Plaza                                      3,057       1982              25                        120
         Delk Spectrum                                      10,417       1991              34                        306
         Bloomingdale Square                                13,189       1987              30                        440
         Silverlake Shopping Center                          7,584       1988              31                        245
         Highlands Square                                    9,049       1960              20                        452
         Shoppes @104                                        6,439       1990              33                        195
                                                                                                          ===============
            Acquisition Properties pro forma
             depreciation adjustment                                                                     $         3,458
                                                                                                          ===============

         Midland Properties                               $131,065       Ranging from      Ranging from
                                                                         1986 to 1996      29 to 40      $         2,994
                                                                                                          ===============

(h) To reflect interest expense on the Line required to complete the acquisition of the Midland Properties at the average interest rate afforded the Company (6.525%) and the assumption of $97.0 million of debt. For properties under construction, interest expense is calculated from the date the property is placed in service through the end of the period.


          Pro forma interest adjustment for the
          three month period ended March 31, 1998            $           2,058
                                                               ===============

            Pro forma interest adjustment for the
            year ended December 31, 1997                     $          10,353
                                                               ===============


(i) To reflect interest expense on the Line required to complete the acquisition of the Acquisition Properties at the average interest rate afforded the Company (6.525%). The three month period ended March 31, 1998 and year ended December 31, 1997 calculation reflects interest expense on the properties from January 1, 1997 to the respective acquisition date of the property.


            Pro forma interest adjustment for the
            three month period ended March 31, 1998          $             712
                                                                 ==============

            Pro forma interest adjustment for the
            year ended December 31, 1997                     $           9,765
                                                                 ==============


(j) In December, 1997, the Company sold one office building for $2.6 million and recognized a gain on the sale of $451,000. During the first quarter of 1998, the Company sold three office buildings and a parcel of land for $26.7 million, and recognized a gain on the sale of $9.3 million. The adjustments to the pro forma statements of operations reflects the reversal of the revenues and expenses from the office buildings generated during 1997 and 1998, including the gains on the sale of the office buildings as if the sales had been completed on January 1, 1997.

(k) To reflect the reduction of interest expense on the Line and mortgage loans from the proceeds of the issuance of the preferred units and the proceeds from the sale of the office buildings.


            Pro forma interest adjustment for the
            three-month period ended March 31, 1998          $          (1,799)
                                                               ===============

            Pro forma interest adjustment for the
            year ended December 31, 1997                     $          (7,196)
                                                               ===============


(l) To reflect the distribution on the offering of preferred units at an assumed annual rate of 8.125% for the three-month period ended March 31, 1998 and year ended December 31, 1997.

(m) The following summarizes the calculation of basic and diluted earnings per share for the three-month period ended March 31, 1998 and the year ended December 31, 1997:


                                                                                         For the Three       For the year
                                                                                          Months Ended          Ended
                                                                                         March 31, 1998    December 31, 1997
                                                                                        ---------------    ----------------
         Basic Earnings Per Share (EPS) Calculation:
            Weighted average common shares outstanding                                      24,727                17,424
                                                                                       ============       ===============

            Net income for common stockholders                                   $          10,503      $         29,354
            Less: dividends paid on Class B common stock                                     1,344                 5,140
                                                                                       ============       ===============
            Net income for Basic EPS                                             $           9,159                24,214
                                                                                       ============       ===============

         Basic earnings per share                                                $            0.37                  1.39
                                                                                       ============       ===============

         Diluted Earnings Per Share (EPS) Calculation:
            Weighted average common shares outstanding for Basic EPS                        24,727                17,424
            Redeemable operating partnership units                                               -                 1,243
            Incremental shares to be issued under common
              stock options using the Treasury method                                           54                    80
            Contingent units or shares for the acquisition
              of real estate                                                                     -                   955
                                                                                       ------------       ---------------
                   Total Diluted Shares                                                     24,781                19,702
                                                                                       ------------       ---------------

            Net income for Basic EPS                                                         9,159                24,214
            Add:  minority interest of redeemable partnership units                              -                 1,013

                                                                                       ============       ===============
            Net income for Diluted EPS                                                       9,159                25,227
                                                                                       ============       ===============

         Diluted EPS                                                             $            0.37      $           1.28
                                                                                       ============       ===============